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                            ACL SEMICONDUCTORS INC.

              Incorporated under the laws of the State of Delaware

-------------------                                          -------------------
      NUMBER                                                       SHARES

ACL
-------------------                                          -------------------


   COMMON STOCK                                                 COMMON STOCK
                                                              CUSIP 00087F 10 2

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES THAT








IS THE OWNER OF


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
                            ACL SEMICONDUCTORS INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and held subject to the laws of the State of Deleware and to the provisions of the Certificate of Incorporation and the By-Laws of the Corporation, and all the amendments from time to time made thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

                                     [SEAL]
                            ACL SEMICONDUCTORS INC.
                                   CORPORATE
                                      2002
                                    DELAWARE

/s/                                              /s/
   ---------------------------                      ----------------------------
   CHIEF FINANCIAL OFFICER                          CHIEF EXECUTIVE OFFICER

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

                            ACL SEMICONDUCTORS INC.

This Corporation will furnish without charge to each stockholder who so requests; a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Any such requests may be addressed to the Clerk of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations.

TEN COM = as tenants in common
TEN ENT = as tenants by the entireties
JT TEN = as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - __________________  Custodian ___________________
                          (Cust)                        (Minor)
                    under Uniform Gifts to Minors
                    Act _____________________________________________
                                          (State)

Additional abbreviations may also be used though not in the above list

For value received _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________



________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares


of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney


to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: ___________________________________

                                  Signature: ___________________________________

                                             NOTICE: The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the Certificate in every particular
                                             without alteration or enlargement
                                             or any change whatever.

                       Signature Guaranteed: ___________________________________


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Signatures must be guaranteed by an "eligible guarantor institution: as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
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